                                                                 Exhibit 99.10.3

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Thomas M. Zurek and Stephen L. Due, each of them his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him in his name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Dated:   April 18, 2017
Signed:  /s/ Patrick M. Foley
Printed: Patrick M. Foley




STATE OF INDIANA )
                 )  SS:
COUNTY OF MARION )

      Before me, Sarah N. Ogden, a Notary Public in and for said County and State, this 18th day of April, 2017, personally appeared Patrick M. Foley, who signed his mark on the foregoing Power of Attorney, and who declared his execution of the foregoing Power of Attorney to be his free and voluntary act and deed for the purposes expressed therein.

                          /s/ Sarah N. Ogden
                          ------------------
                          Notary Public


My commission expires:  September 11, 2024
County of Residence:  Hamilton County

                                                                 Exhibit 99.10.3

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Thomas M. Zurek and Stephen L. Due, each of them her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Dated:  April 20, 2017
Signed:  /s/ Kelly M. Huntington
Printed:  Kelly M. Huntington




STATE OF INDIANA )
                 )  SS:
COUNTY OF MARION )

      Before me, Sarah N. Ogden, a Notary Public in and for said County and State, this 20th day of April, 2017, personally appeared Kelly M. Huntington, who signed her mark on the foregoing Power of Attorney, and who declared her execution of the foregoing Power of Attorney to be her free and voluntary act and deed for the purposes expressed therein.

                          /s/ Sarah N. Ogden
                          ------------------
                          Notary Public


My commission expires:  September 11, 2024
County of Residence:  Hamilton County

                                                                 Exhibit 99.10.3

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, constitutes and appoints Thomas M. Zurek and Stephen L. Due, each of them her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for her in her name, place and stead to sign any and all Registration Statements (including Registration Statements or any Amendments thereto arising from any reorganization of a Separate Account with any other Separate Account) applicable to Separate Accounts established for funding variable annuity and variable life contracts of American United Life Insurance Company(R) and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents may lawfully or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed.

Dated:  April 18, 2017
Signed:  /s/ Karin W. Sarratt
Printed:  Karin W. Sarratt




STATE OF INDIANA )
                 )  SS:
COUNTY OF MARION )

      Before me, Sarah N. Ogden, a Notary Public in and for said County and State, this 18th day of April, 2017, personally appeared Karin W. Sarratt, who signed her mark on the foregoing Power of Attorney, and who declared her execution of the foregoing Power of Attorney to be her free and voluntary act and deed for the purposes expressed therein.

                          /s/ Sarah N. Ogden
                          ------------------
                          Notary Public


My commission expires:  September 11, 2024
County of Residence:  Hamilton County